SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 15, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-9)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2002-9. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2002-9 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2002-9 REMIC Pass-Through Certificates.

     On August 29, 2002, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2002) as of August 1, 2002 of $400,516,430.44. The mortgage loans that have original maturites of at least 20 years but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2002) as of August 1, 2002 of $300,359,304.74. The mortgage loans that have original maturites of at least 10 years but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2002) as of August 1, 2002 of $100,157,125.70. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of August 1, 2002 were 667 and 215, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of August 1, 2002 were 6.929% and 6.570%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of August 1, 2002 were 357.33 months and 176.34 months, respectively. All mortgage loans have original maturities of at least 10 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to April 1, 2001 and June 1, 2001, respectively, or after August 1, 2002. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of August 1, 2002 were 358.73 months and 178.43 months, respectively.

     None of the pool I mortgage loans and the pool II mortgage loans have a scheduled maturity later than August 1, 2032 and August 1, 2017, respectively. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $35,000 and $82,000, respectively, nor more than $1,000,000 and $1,065,800, respectively. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $9,194,240 and $1,462,914, respectively, as of August 1, 2002, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool II mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of August 1, 2002 were 67.1% and 59.3%, respectively. No more than $5,254,150 and $1,903,202, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. At least 95%(2) and 94%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     At least 90% and 92%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 10% and 8%, respectively of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 42% and 77%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and pool II mortgage loans for which additional collateral was pledged, taken as groups:

     1. the numbers of such pool I mortgage loans and pool II mortgage loans are 9 and 7, respectively;

     2. the aggregate scheduled principal balances of such pool I mortgage loans and pool II mortgage loans are $2,260,359 and $2,235,526, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 78.8% and 80.0%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 95.4% and 95.0%, respectively.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 6.250%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 6.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and the pool I discount loans were $297,587,099 and $2,772,206, respectively. The weighted average interest rates of the pool I premium loans and the pool I discount loans, as of the cut-off date, were 6.934% and 6.359%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and the pool I discount loans, as of the cut-off date, were
357.31 months and 358.96 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.750%. All pool II mortgage loans are pool II premium loans. The aggregate scheduled principal balance outstanding as of the cut-off date of the pool II premium loans was $100,157,126. The weighted average interest rate of the pool II premium loans, as of the cut-off date, was 6.570%. The weighted average remaining term to stated maturity of the pool II premium loans, as of the cut-off date, was 176.34 months.

      The following tables set forth information regarding the mortgage loans as of August 1, 2002.


                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                 28                         $ 11,029,087

2002                                639                          289,330,218


Total                               667                         $300,359,305
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                 10                         $  4,100,007

2002                                205                           96,057,119


Total                               215                         $100,157,126
                                    ===                         ============

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     545                         $246,257,661

Multi-family Dwellings*               4                            2,210,721

Townhouses                           18                            8,345,636

Condominium Units (one to four       29                           11,278,135
stories high)

Condominium Units (over four         15                            7,651,466
stories high)

Cooperative Units                    56                           24,615,686


Total                               667                         $300,359,305
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     182                         $ 85,651,741

Multi-family Dwellings*               5                            2,456,866

Townhouses                            3                              969,140

Condominium Units (one to four        7                            2,868,286
stories high)

Condominium Units (over four          8                            3,134,811
stories high)

Cooperative Units                    10                            5,076,282


Total                               215                         $100,157,126
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family and 3-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            663                         $298,148,584

2-family                              4                            2,210,721


Total                               667                         $300,359,305
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            210                         $ 97,700,260

2-family                              4                            2,275,731

3-family                              1                              181,135


Total                               215                         $100,157,126
                                    ===                         ============

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    8                         $    610,950
$150,000 through $249,999             1                              200,000
$250,000 through $299,999             1                              295,000
$300,000 through $349,999           116                           38,365,003
$350,000 through $399,999           160                           60,412,844
$400,000 through $449,999           114                           48,391,415
$450,000 through $499,999            87                           41,378,557
$500,000 through $549,999            61                           31,794,123
$550,000 through $599,999            39                           22,475,596
$600,000 through $649,999            27                           16,925,092
$650,000 through $699,999            30                           20,586,639
$700,000 through $749,999             8                            5,600,000
$750,000 through $799,999             3                            2,380,031
$800,000 through $849,999             3                            2,486,388
$850,000 through $899,999             3                            2,599,244
$900,000 through $949,999             1                              915,118
$950,000 through $999,999             4                            3,943,305
$1,000,000 and over                   1                            1,000,000


Total                               667                         $300,359,305
                                    ===                         ============


                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    2                         $    192,550
$150,000 through $199,999             3                              520,588
$200,000 through $299,999             1                              239,936
$300,000 through $349,999            35                           11,546,126
$350,000 through $399,999            52                           19,640,973
$400,000 through $449,999            25                           10,632,134
$450,000 through $499,999            31                           14,923,059
$500,000 through $549,999            20                           10,475,491
$550,000 through $599,999            12                            6,989,613
$600,000 through $649,999            12                            7,563,272
$650,000 through $699,999            10                            6,806,940
$700,000 through $749,999             1                              747,714
$750,000 through $799,999             3                            2,312,382
$800,000 through $849,999             1                              837,350
$850,000 through $899,999             1                              863,178
$900,000 through $949,999             1                              923,540
$950,000 through $999,999             4                            3,879,954
$1,000,000 and over                   1                            1,062,326


Total                               215                         $100,157,126
                                    ===                         ============

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.250% - 6.500%                      21                         $  9,503,845

6.501% - 7.000%                     503                          230,050,014

7.001% - 7.500%                     140                           59,832,644

7.501% - 8.000%                       2                              498,410

8.001% - 8.250%                       1                              474,392


Total                               667                         $300,359,305
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.000%                                4                         $  1,753,613

6.250% - 6.500%                     111                           51,632,967

6.501% - 7.000%                      97                           45,420,854

7.001% - 7.500%                       3                            1,349,692


Total                               215                         $100,157,126
                                    ===                         ============

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    233                         $113,359,841

65.001% - 75.000%                   145                           63,939,184

75.001% - 80.000%                   265                          113,866,040

80.001% - 85.000%                     6                            2,592,809

85.001% - 90.000%                    17                            6,271,995

90.001% - 95.000%                     1                              329,436


Total                               667                         $300,359,305
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    129                         $ 61,773,038

65.001% - 75.000%                    36                           16,679,694

75.001% - 80.000%                    46                           20,241,480

85.001% - 90.000%                     4                            1,462,914


Total                               215                         $100,157,126
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                              11                         $  4,292,851
Arizona                               6                            2,383,841
Arkansas                              2                              693,403
California                          131                           59,067,415
Colorado                              5                            2,050,348
Connecticut                          39                           18,439,950
Delaware                              1                              467,231
District of Columbia                  6                            3,019,446
Florida                              21                            9,455,049
Georgia                              10                            3,993,929
Idaho                                 1                              349,425
Illinois                             23                           10,802,036
Kansas                                1                              407,063
Louisiana                             2                            1,222,477
Maine                                 2                            1,008,811
Maryland                             16                            7,620,478
Massachusetts                        40                           19,147,777
Michigan                              9                            3,538,870
Minnesota                             3                            1,383,282
Mississippi                           1                              577,514
Missouri                             11                            4,653,474
Montana                               2                            1,097,052
Nevada                                9                            3,303,254
New Jersey                           46                           19,614,920
New York                            192                           89,822,236
North Carolina                       10                            4,190,987
Ohio                                  5                            1,933,153
Oregon                                2                              723,691
Pennsylvania                          6                            1,776,694
South Carolina                        9                            3,741,534
Tennessee                             2                              910,853
Texas                                11                            4,897,291
Utah                                  3                            1,332,644
Vermont                               1                              321,058
Virginia                             16                            6,556,713
Washington                           10                            4,787,879
Wisconsin                             1                              404,676
Wyoming                               1                              370,000


Total                               667                         $300,359,305
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               2                         $  1,025,024
Arizona                               3                            2,161,926
California                           48                           23,924,876
Colorado                              4                            1,904,985
Connecticut                           6                            2,490,021
Delaware                              2                              741,275
District of Columbia                  3                            1,327,634
Florida                               8                            3,661,285
Georgia                               9                            3,994,469
Illinois                              9                            4,912,782
Indiana                               1                              393,228
Kansas                                1                              323,929
Maryland                              9                            3,823,285
Massachusetts                        13                            5,994,814
Michigan                              2                              965,708
Minnesota                             1                              314,503
Missouri                              4                            2,681,745
Montana                               1                              486,344
Nevada                                2                            1,013,095
New Hampshire                         1                              393,183
New Jersey                           10                            4,225,160
New Mexico                            1                              400,000
New York                             41                           18,843,347
North Carolina                        2                              856,422
North Dakota                          1                              161,040
Ohio                                  2                            1,101,713
Oregon                                1                              178,413
Pennsylvania                          4                            1,614,883
South Carolina                        2                            1,064,679
Tennessee                             2                              977,574
Texas                                 8                            3,437,422
Utah                                  2                              835,876
Virginia                              6                            2,314,199
Washington                            3                            1,254,565
Wisconsin                             1                              357,722


Total                               215                         $100,157,126
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: August 15, 2002